UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2020

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on July 19, 2020 the Board of Directors (the “Board”) of The Bank of New York Mellon Corporation (the “Company”) appointed Emily Portney as Chief Financial Officer. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2020 to disclose a new compensation arrangement approved by the Human Resources and Compensation Committee of the Board for Ms. Portney. Such compensation arrangement was not available at the time of the original filing.

On August 10, 2020, the Human Resources and Compensation Committee of the Board approved a new compensation arrangement for Ms. Portney in connection with her appointment as Chief Financial Officer of the Company. Ms. Portney’s base salary was set at $600,000, effective as of August 10, 2020. Her target incentive for 2020 will be $3,457,500, which reflects a blended rate taking into consideration the roles in which Ms. Portney served during 2020.

Ms. Portney’s actual 2020 incentive award will be based on corporate and individual performance and will be delivered 30% in cash, 25% in restricted stock units (“RSUs”) and 45% in performance share units (“PSUs”), consistent with BNY Mellon’s Executive Compensation Program, which is described in BNY Mellon’s Definitive Proxy Statement on Schedule 14A filed on March 3, 2020 (the “Proxy Statement”).

All awards granted to Ms. Portney are subject to BNY Mellon’s clawback and recoupment policy as described in the Proxy Statement. Ms. Portney will also participate in BNY Mellon’s Executive Severance Plan as described in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: August 14, 2020	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary

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